Soticlestat (OV935) ENDYMION Update September 23, 2019 Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation include statements about the progress, timing, clinical development and scope of clinical trials and the anticipated reporting schedule of clinical data for the Company’s product candidates; the potential therapeutic benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the success of any partnering opportunities; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements. Initial data from clinical trials may not be indicative, and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more of the clinical outcomes may materially change as patient enrollment continues and/or more patient data become available. Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Initial Positive Data from Ongoing ENDYMION Open-Label Extension Trial Continue to Support Development of Soticlestat in Rare Epilepsies While a small number of patients, open-label ENDYMION data reinforce the seizure reduction demonstrated in our previous 12-week Phase 1b/2a adult DEE (developmental and epileptic encephalopathies) trial Longer-term data out to 48 weeks suggest increased seizure reduction with prolonged treatment of soticlestat, with median seizure frequency reductions of 84% following 25-36 weeks (n=6) and 90% following 37-48 weeks (n=4 reaching this timepoint) of treatment Soticlestat continues to show a favorable safety and tolerability profile This is a highly-refractory, difficult-to-treat, heterogeneous patient population Continue to anticipate initial data from ARCADE study (Dup15q and CDKL5) in 1Q 2020; topline results from randomized, double-blind ELEKTRA study (LGS and Dravet) now expected in 2H 2020 as a result of robust enrollment

Soticlestat is Being Evaluated in a Robust and Comprehensive Clinical Development Program in DEE

DEE → **Phase 1b/2a**
Adult patients

Primary endpoint:
Safety and tolerability
✓ Completed

Chromosome 15q Duplication Syndrome
CDKL5 Deficiency Disorder
→ **ARCADE: Phase 2**
Open-label pilot trial
~30 patients

Primary endpoint:
Percent change seizure frequency

Dravet syndrome
Lennox-Gastaut syndrome
→ **ELEKTRA: Phase 2**
Double-blind, placebo-controlled trial
126 pediatric patients

Primary endpoint:
Percent change seizure frequency

ENDYMION
Open-label extension (OLE) trial

Ovid THERAPEUTICS

Within our partnership, Takeda is also conducting an ongoing P2 randomized trial in Complex Regional Pain Syndrome with soticlestat

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Soticlestat is a Highly Selective, First-in-Class CH24H Inhibitor in Development to Reduce Excessive Glutamatergic Signaling and Help Improve Seizure Control

Soticlestat **inhibits CH24H** resulting in a dose-dependent reduction in plasma **24HC levels**[1]

Reducing 24HC levels **mediates reduced glutamatergic (NMDA) signaling, modulation of glial (ie, astrocyte and microglia) function and activation, and reduced inflammation**[1]

Thus, soticlestat has the potential to reduce seizure susceptibility and improve seizure control[1]

Soticlestat may provide benefit through mechanisms that are not targets of conventional AEDs[1,2]

Mechanism of soticlestat[1,2]



Soticlestat
EPILEPTOGENIC INSULT
Cholesterol
CH24H
↑ 24HC
↑ Modulation of NMDA Receptor
↑ Modulation of Glial Function
↑ Glutamate Release
↑ Inflammation
↑ Tissue Excitability
Epilepsy

1. Salamone A et al. Poster presented at: ECE 2018. 2. Nishi T et al. Poster presented at: AAN 2018.

Ovid THERAPEUTICS
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DEE Encompass Diverse Etiologies with Few or No Approved Treatments

Soticlestat has the potential to treat ~70K patients in the U.S. that are affected by these conditions

	CDKL5 Deficiency Disorder (CDD)	Chromosome 15q Duplication Syndrome (Dup15q)	Dravet Syndrome (DS)	Lennox-Gastaut Syndrome (LGS)
Etiology	Mutations in *CDKL5* gene on X chromosome	Duplication in chromosome 15q11.2-q13.1 region	80% have mutations in *Scn1a* gene	Multiple
Age of onset	Birth–3 months	6 months–9 years	Birth–1 year	2–5 years
Prevalence	~1:40,000–1:60,000 (5.5K- 8.1K Patients in the US)	~1:30,000 (11K Patients in the US)	~1:15,000–1:21,000 (15.5K to 22K patients in the US)	~1:11,000 (30K Patients in the US)
Clinical Manifestations	• Long, intractable seizures, periods of repeated seizures • Mainly affects females • Atypical hypsarrhythmia pattern on EEG over time • Repetitive hand movements • Hypotonia	• Hypotonia, motor delays, ASD symptoms, anxiety disorder • Infantile spasms progressing to LGS-type syndrome	• Prolonged focal that can evolve to generalized convulsive tonic-clonic seizures • First seizure associated with fever in 60% of cases • Developmental delay	• Drop seizures • Multiple seizure types • More common in males • Intellectual disabilities along with psychiatric comorbidities • Distinctive EEG brain wave pattern
FDA-approved Therapies	None	None	Epidiolex® (cannabidiol), stiripentol	Lamotrigine, topiramate, felbamate, rufinamide, clobazam, clonazepam, Epidiolex® (cannabidiol)

Ovid THERAPEUTICS

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Previous Phase 1b/2a Adult DEE Trial Results
Soticlestat Was Well Tolerated with Reduced Seizure Frequency Over Time

Safety And Tolerability

- Soticlestat achieved primary endpoint of safety and tolerability as measured by incidence of adverse events (AEs)*
- The majority of AEs were mild

Seizure Frequency

- 61% reduction in median seizure frequency observed at scheduled Day 92
- Two of 11 patients became seizure-free (last 28 days of treatment to Day 92)



Median Reduction from Baseline in Total Seizures** per 28 Days (FSA, Part 2, excluding patients on perampanel)[a]
0%
20%
40%
60%
80%
100%
Reduction
n=13
37%
n=11
41%
n=11
61%
69
85
92
Time (Study Days)

Patient Diagnosis at Trial Entry

- LGS (n=6), Dravet (n=1), DEE (n=6), Tuberous sclerosis (n=1), All other (n=4)

*AEs that occurred more frequently in the soticlestat-treatment group vs placebo group were dysarthria, insomnia, lethargy, seizure cluster, and upper respiratory infection.
**Data represent per protocol analyses; ITT group (n=18) demonstrated median reduction in total seizures of 36% at Day 85. Two patients withdrew in Part 1 (weakness (n=1); difficulty with walking/worsening lethargy (n=1)) and two patients withdrew in Part 2 (seizure cluster (n=2)). [a]Based on an interval averaged over 28 days, excluding myoclonic seizures. The first dose day is Study Day 1.

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Previous Phase 1b/2a Adult DEE Trial: Key Takeaways and Learnings Safety Soticlestat showed a favorable safety profile and was generally well tolerated Efficacy Soticlestat progressively reduced seizure frequency over time Two of 11 patients became seizure-free (to Day 92) Soticlestat appears to be effective across multiple seizure types/DEEs Actions taken in DEE clinical program since adult data readout Open label extension trial ENDYMION initiated to assess long-term safety and effectiveness Extended the duration of treatment in ongoing trials (ARCADE and ELEKTRA) Excluded concomitant perampanel due to potential interaction

ENDYMION DESIGN An OLE Study to Evaluate Long-Term Safety and Efficacy of Soticlestat Trial Design Prospective, interventional, open-label, multi-site, extension trial Endpoints Aged ≥2 and ≤65 years Has participated in a previous soticlestat trial Soticlestat Treatment (104 weeks) (Up to 2 weeks titration followed by ~102 weeks maintenance)* Completion of Previous Soticlestat Study *Patients who roll over from an open-label trial will continue on their current dose for 104 weeks without titration. Key Inclusion Criteria Primary: Safety and tolerability Secondary: % change in median seizure frequency

Today’s Data Cut from ENDYMION Consists of Patients Who Completed the 12-Week Phase 1b/2a Adult DEE Trial Patients who completed Adult DEE trial All patients experienced an interruption in treatment with soticlestat from end of adult trial to start of ENDYMION ranging 6 weeks – 52 weeks, due to timing of ENDYMION study start Some patients (7) did not roll over 1 Loss-to-follow up, 6 did not choose to (logistical, not interested, prolonged lag period) 6 patients from adult DEE trial included in data analyses reported today Excludes 1 patient on concomitant perampanel during trial who discontinued Patients from ARCADE (open label trial; CDKL5 Deficiency Disorder and Dup15q Syndrome) All patients to date have rolled over immediately without gap to ENDYMION Data are not included in today’s analysis due to patients’ limited treatment duration in the ENDYMION study Initial ARCADE data expected in 1Q 2020 Patients from ELEKTRA – (double blind, randomized trial; LGS and Dravet syndrome) All patients to date have rolled over immediately without gap to ENDYMION Data are not included in today’s analysis in order to protect integrity of the double-blind trial ELEKTRA data now expected 2H 2020 due to robust enrollment

ENDYMION Patient Baseline Demographics



Phase 1b/2a adult DEE trial
Eligible patients (n=14)
Did not opt in (n=7)
ENDYMION
Enrolled (n=7)
Withdrawal * (n=1)
Analysis (n=6)

* One LGS patient was treated with perampanel and withdrew for unrelated medical reasons and is excluded from analysis

	Adult DEE trial subjects (n=6)
Age (years)	
n	6
Mean (SD)	27.0 (7.29)
Median	26
Min, Max	19, 40
Sex, n (%)	
Male	5 (83.3)
Female	1 (16.7)
Ethnicity, n (%)	
Not Hispanic of Latino	6 (100.0)
Race, n (%)	
White	5 (83.3)
African American	1 (16.7)

Diagnoses

- Patient population was not enriched for any specific condition
- Patients were each diagnosed with one of multiple DEEs

Concomitant Medications

- Most patients were on multiple anti-epileptic medications
- Most common AED (taken by at least 2 patients) were lamotrigine, oxcarbazepine, rufinamide, topiramate, valproate.

Ovid THERAPEUTICS

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ENDYMION Safety and Tolerability Majority of AEs Were Mild and Consistent with Phase 1b/2a Adult DEE Study Most common TEAEs, any group; number (%) Patients (n=6) Abdominal pain, upper 1 (16.7) Nausea 1 (16.7) Pyrexia 1 (16.7) Bronchial wall thickening 1 (16.7) Rales 1 (16.7) Number of AEs (%) Patients (n=6) TEAEs 3 (50.0) Mild TEAE 2 (33.3) Moderate 1 (16.7) Severe TEAE 0 (0) AE-related withdrawal 0 (0) SAEs 0 (0) Deaths 0 (0) One related AE: nausea No discontinuations due to AE AE=adverse event; SAE=serious adverse event; TEAE=treatment-emergent adverse event.

ENDYMION Efficacy Median Seizure Frequency Reduction Increased Over Time Chart shows data from the 6 patients in adult DEE trial who continued in ENDYMION Break between end of Adult DEE trial and ENDYMION (range 6-52 weeks) Baseline seizure frequency of median 11.5 seizures per 28 days in ENDYMION Longest seizure free interval 264 days (out of total treatment duration 350 days) in ENDYMION -48% -90% -84% -65% -59% Last 28 days in adult DEE Study Median % change in seizure frequency including the patient with concomitant perampanel (N=7) per 12 weeks: -31%, -46%, -82%, -90% *two patients have not yet completed 48 weeks of dosing

Individual Patients’ Seizure Frequency in Adult (last 28 days) and ENDYMION Studies Denotes seizure frequency reduction at last 28-day period of adult DEE study Baseline=2 Baseline=71 Baseline=4 Baseline=3 Baseline=20 Baseline=19

ENDYMION Summary of Findings and Interpretations Safety Soticlestat continues to show a favorable safety and tolerability profile No new safety signals were identified with longer term exposure Majority of AEs are mild; no serious adverse events (SAEs) reported Consistent with prior observations in 12-week Phase 1b/2a adult DEE trial Efficacy  Consistent with prior observations in 12-week Phase 1b/2a adult DEE trial Data suggest increasing activity with longer duration of soticlestat treatment Reduction of seizure activity appears to occur progressively Some patients experience prolonged intervals of seizure freedom Encouraging data despite small number of patients

Soticlestat: Next Steps ARCADE Five patients have rolled over into ENDYMION ARCADE trial initial data anticipated for Q1 2020 If positive, will engage global regulatory authorities to discuss registration path ELEKTRA Interest in trial has been strong and 9 patients have rolled over into ENDYMION Enrollment ahead of initial expectations ELEKTRA trial topline results now anticipated for 2H 2020

Ovid: Building a Leading Company in Neurology

PRODUCT CANDIDATE	INDICATION	RESEARCH	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	KEY MILESTONES
OV101 δ-selective $GABA_A$ receptor agonist	Angelman Syndrome				NEPTUNE – Ongoing ELARA OLE – Ongoing		NEPTUNE Data: Mid-2020
	Fragile X				ROCKET – Ongoing		ROCKET Data: YE19/Early 2020
OV935 CH24H inhibitor	CDKL5 Deficiency Disorder / Dup15q Syndrome				ARCADE – Ongoing ENDYMION OLE – Ongoing		ARCADE Data: 1Q 20
	Dravet / LGS				ELEKTRA – Ongoing ENDYMION OLE – Ongoing		ELEKTRA Data: 2H 20
OV329 GABA aminotransferase inhibitor	Treatment Resistant Epilepsy						
OV881 microRNA	Angelman Syndrome						

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Ovid Therapeutics would like to thank the patients, families, caregivers, clinicians, and trial staff for their support and active involvement in the soticlestat clinical development program